SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                           PROXY STATEMENT PURSUANT TO
                              SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant  [ ]

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[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12


                 EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS, LLC
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                 EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS, LLC
                               225 HIGH RIDGE ROAD
                               STAMFORD, CT 06905

                               FEBRUARY 23, 2007


Dear Member:

                  On behalf of the Board of Managers (the "Board") of Excelsior Directional Hedge Fund of Funds, LLC (the "Fund"), it is my pleasure to invite you to attend a Special Meeting (the "Meeting") of Members of the Fund ("Members"). The Meeting will be held at 11:00 a.m. (Eastern Standard time) on March 29, 2007, at the offices of United States Trust Company, National Association, 225 High Ridge Road, Stamford, Connecticut 06905. The formal notice of the Meeting and related materials are enclosed.

                  As you may know, The Charles Schwab Corporation ("Schwab") has entered into an agreement to sell its subsidiary, U.S. Trust Corporation ("U.S. Trust"), to the Bank of America Corporation ("Bank of America"), along with all of U.S. Trust's subsidiaries, including U.S. Trust Hedge Fund Management, Inc., the investment adviser of the Fund (the "Adviser") (the "Sale").

                  The change in control of the Adviser resulting from the Sale will cause the automatic termination of the Fund's current investment advisory agreement with the Adviser (the "Current Agreement"), in accordance with its terms. Thus, for the Adviser to continue to provide investment advisory services to the Fund after the Sale, the Fund must enter into a new investment advisory agreement with the Adviser. On January 11, 2007, the Board unanimously approved a new investment advisory agreement with the Adviser to become effective upon, and subject to, the Sale (the "New Agreement"). The New Agreement, which is identical in all material respects to the Current Agreement except for the term and date of its effectiveness, also is subject to approval by Members before it can become effective.

                  In approving the New Agreement, the Board received representations from the Adviser and Bank of America that no material adverse impact on the daily operations of the Fund or the nature or quality of the investment advisory activities provided to the Fund by the Adviser is expected to arise as a result of being affiliated with Bank of America. Although the ownership of the Adviser will change upon completion of the Sale, the Board was advised that the Adviser and Bank of America did not anticipate any changes to the investment personnel responsible for managing the Fund's portfolio. The Fund's investment objective and investment program will not be affected by the Sale, and your interest in the Fund, your capital account and fees payable by the Fund will not be affected by the transaction.

                  At the Meeting, Members will vote on a proposal to approve the New Agreement. Members also will vote on proposals to elect four nominees proposed by the Board to serve as Managers of the Fund and to reorganize the Fund to implement a "master/feeder" investment structure, in which Members will own interests in a new fund that will pursue its investment objective by investing its assets in the Fund. The new fund will have the same investment objective and the same investment policies as the Fund (except that the new fund will pursue its investment objective by investing in the Fund), and will have the same features as are currently offered by the Fund. The fees payable to the Adviser will not be increased under this new investment structure.

                  The enclosed Proxy Statement describes in detail the proposals that will be considered at the Meeting and solicits your proxy to be voted on those proposals. We urge you to review carefully the enclosed Proxy Statement.

                  The Board unanimously recommends that you vote "FOR" approval of the New Agreement, and that you also vote "FOR" each of the nominees for Manager listed on the enclosed proxy card to serve as Managers of the Fund and "FOR" approval of the reorganization of the Fund.

                  You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on January 12, 2007. If you attend the Meeting, you may vote in person. Whether or not you intend to attend the Meeting, you can vote in one of three ways: (i) by signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) by using the Internet if you want to vote electronically; or (iii) by using your touch-tone telephone. (Please see the questions and answers below, as well as your proxy card, for additional instructions on how to vote.) If you do vote electronically or by telephone, you do not need to mail your proxy card. However, if you want to later change your vote, you may do so by attending the Meeting, by submitting a new proxy card, or submitting a new vote by touch-tone telephone or the Internet.

                  To help you understand the matters upon which Members are being asked to vote, we have attached the following questions and answers regarding the proposals. They are designed to help answer questions you may have and to help you cast your votes, and are being provided as a supplement to, not as a substitute for, the Proxy Statement, which we urge you to review carefully.

                  Please feel free to call us at (203) 352-4497 if you have any questions regarding voting procedures.


                  WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR VOTES BE REPRESENTED. TO ENSURE THAT HAPPENS, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED BY MAIL OR VOTE OVER THE INTERNET OR BY TOUCH-TONE TELEPHONE.


                  Thank you for your confidence and support.


                                           Very truly yours,

                                           EXCELSIOR DIRECTIONAL
                                           HEDGE FUND OF FUNDS, LLC

                                           /s/ David R. Bailin
                                           -------------------------------------
                                           Name:    David R. Bailin
                                           Title:   Manager

                              QUESTIONS AND ANSWERS

                  AT THE SPECIAL MEETING OF MEMBERS ("MEMBERS") OF EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS, LLC (THE "FUND") TO BE HELD ON MARCH 29, 2007, MEMBERS WILL HAVE THE OPPORTUNITY TO VOTE ON THREE PROPOSALS RELATING TO THE FUND. WE RECOMMEND THAT YOU CAREFULLY READ THE ENCLOSED PROXY STATEMENT, WHICH DESCRIBES THE PROPOSALS IN DETAIL. THE FOLLOWING "QUESTIONS AND ANSWERS" ARE PROVIDED AS A SUPPLEMENT TO THE PROXY STATEMENT AND TO ANSWER QUESTIONS YOU MAY HAVE.


WHY IS THE FUND HOLDING A SPECIAL MEETING OF MEMBERS?

                  On November 20, 2006, the Charles Schwab Corporation ("Schwab") announced an agreement to sell its subsidiary, U.S. Trust Corporation ("U.S. Trust"), to the Bank of America Corporation ("Bank of America"), along with all of U.S. Trust's subsidiaries, including U.S. Trust Hedge Fund Management, Inc., the investment adviser of the Fund (the "Adviser") (the "Sale").


                  The change in control of U.S. Trust resulting from the Sale will result in the automatic termination of the Fund's current investment advisory agreement with the Adviser (the "Current Agreement"), in accordance with its terms. Thus, for the Adviser to continue to provide investment advisory services to the Fund after the Sale, the Fund must enter into a new investment advisory agreement with the Adviser.


                  On January 11, 2007, the Board of Managers of the Fund (the "Board") unanimously approved a new investment advisory agreement with the Adviser to become effective upon, and subject to, the Sale (the "New Agreement"). The New Agreement is identical in all material respects to the Current Agreement except for the term and date of its effectiveness. The New Agreement is also subject to approval by Members before it can become effective. Accordingly, the Board has called a Special Meeting of Members to be held on March 29, 2007 (the "Meeting") to seek Member approval for the New Agreement.

                  Members also will vote on proposals to elect four nominees proposed by the Board to serve as Managers of the Fund and to reorganize the Fund to implement a "master/feeder" investment structure, in which Members will own interests in a new fund that will pursue its investment objective by investing its assets in the Fund. The new fund, including its features, fees and investment program, will be the same as the current features, fees and investment program of the Fund, except that the new fund will pursue its investment objective by investing in the Fund.


HOW WILL THE SALE AND THE NEW AGREEMENT AFFECT ME AS A MEMBER OF THE FUND?

                  The Sale will result in a change in ownership of U.S. Trust, the parent of the Adviser. In approving the New Agreement, the Board received representations from the Adviser and Bank of America that no material adverse impact on the daily operations of the Fund or the nature or quality of the investment advisory activities provided to the Fund by the Adviser is expected to arise as a result of being affiliated with Bank of America. Although the ownership of the Adviser will change upon completion of the Sale, the Board was advised that the Adviser and Bank of America did not anticipate any changes to the investment personnel responsible for managing the Fund's portfolio. The Fund's investment objective and investment program will not be affected by the Sale, and your interest in the Fund, your capital account and fees payable by the Fund will not be affected by the transaction.

WHY ARE MEMBERS VOTING TO ELECT MANAGERS OF THE FUND?

                  The Board, which is comprised of four Managers, is responsible for supervising the business and affairs of the Fund. The four nominees proposed by the Board currently are Managers of the Fund. One person now serving as a Manager was elected to that position by action of the Board to fill a vacancy created by the resignation of another Manager. Under the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), if one of the previously-elected Managers were to resign (or become unable to serve), it would be necessary to call a special meeting of Members to elect a person to fill the vacancy. Thus, the election of the nominee Managers at the Meeting may help avoid the need to call a special meeting of Members in the future, and the related costs of such a meeting.

WHY IS IT PROPOSED THAT THE FUND BE REORGANIZED TO IMPLEMENT A "MASTER/FEEDER" STRUCTURE?

                  In a master/feeder investment structure, two or more investment funds having the same investment program ("feeder funds") pursue their investment objectives by investing their assets in a common "master fund" that has the same investment objective and substantially the same investment policies as the feeder funds. The master fund, in turn, invests its assets in securities and other investments consistent with the investment policies of the feeder funds. A master/feeder structure provides a way for feeder funds that are designed for different types of investors to invest through a common master fund. This structure allows for efficiencies in investing and efficiencies in operating costs to the extent that the assets of multiple funds are pooled for investing and are able to share certain related costs.

                  This pooling of the investments of the Fund with the investments of other investment funds will create certain efficiencies in investment. In addition, the master/feeder structure will facilitate the ability of the Adviser to make available a new investment fund similar to the Fund for U.S. tax-exempt investors. Members who have or participate in retirement accounts or employee benefit plans and wish to invest a portion of the assets of those accounts or plans in accordance with the Fund's investment program may have the opportunity to do so through the new fund (assuming they meet applicable eligibility requirements). Consequently, the master/feeder structure is expected to result in certain cost economies to the extent that certain fixed (or relatively fixed) expenses of the master fund would be shared by each of the feeder funds, which would allow for lower expense ratios of the feeder funds. A lower expense ratio would benefit Members.

                  However, there is no guarantee that such other investment funds will be successful in raising capital, or that any capital raised would be significant enough to result in any cost economies or lower the expense ratio currently borne by the Fund.

HOW WILL THE REORGANIZATION OF THE FUND AFFECT ME?

                  The Fund currently pursues its investment objective of capital appreciation by investing in a diverse group of private investment funds ("Investment Funds") that primarily invest or trade in a wide range of equity and debt securities. It is proposed that the Fund be reorganized so that Members holding interests in the Fund will instead own interests in a newly organized fund (the "New Fund") that would have the same investment objective and the same investment policies as the Fund (except the New Fund would pursue its investment objective by investing in the Fund) (the "Reorganization").

                  In the Reorganization, the Fund will merge with a subsidiary of the New Fund, and Members will receive interests in the New Fund in exchange for their interests in the Fund. The result will be that Members will become members of the New Fund, which will initially own all of the interests in the Fund. After the Reorganization, the Fund will operate as a "master fund" and will hold all of the interests in the Investment Funds owned by the Fund immediately prior to the reorganization, and the New Fund will become a "feeder fund" of the Fund. Like the Fund, the New Fund will be registered as an investment company under the 1940 Act.

                  The investment objective and investment program of the Fund will not change as a result of the Reorganization. The only change will be that Members will own interests in the New Fund (rather than interests in the Fund), and that the New Fund will indirectly invest in Investment Funds by investing in the Fund (rather than invest directly in Investment Funds as is now the case).

                  The Reorganization will not affect the value of your investment (I.E., the value of your capital account will not change as a result of the Reorganization). In addition, there will be no increase in fees payable to the Adviser (I.E., the aggregate fees payable by the New Fund and by the Fund to the Adviser will be the same as the fees currently payable to the Adviser by the Fund). Moreover, the New Fund will have the same features as are currently offered by the Fund. If approved by Members, the Reorganization will occur as soon as practicable after such approval.

                  All costs associated with the Reorganization will be borne by the Adviser and not by the Fund or the New Fund.


HOW DOES THE BOARD RECOMMEND THAT I VOTE?

                  THE BOARD HAS CAREFULLY CONSIDERED EACH OF THE PROPOSALS THAT WILL BE VOTED ON AT THE MEETING AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW AGREEMENT, "FOR" EACH OF THE NOMINEES FOR MANAGER LISTED ON THE ENCLOSED PROXY CARD TO SERVE AS MANAGERS OF FUND AND "FOR" APPROVAL OF THE REORGANIZATION.

HOW CAN I VOTE?

                  Whether or not you attend the Meeting, you may vote by using one of the following options:

               o BY MAIL: Mark, sign and date the enclosed proxy card and return it in the enclosed envelope.
               o BY TELEPHONE: Call toll-free at 1-888-221-0697 to vote by phone. Have the enclosed proxy card available for reference. Follow the recorded instructions. Do not mail the paper proxy card.
               o BY INTERNET: Log on to www.proxyweb.com. Have the enclosed proxy card available for reference. Follow the on-screen instructions. Do not mail the paper proxy card.

                  If you attend the Meeting, you may vote in person.

                 EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS, LLC
                               225 HIGH RIDGE ROAD
                               STAMFORD, CT 06905

                      NOTICE OF SPECIAL MEETING OF MEMBERS
                          TO BE HELD ON MARCH 29, 2007

To Members:

                  A Special Meeting of Members ("Members") of Excelsior Directional Hedge Fund of Funds, LLC (the "Fund") will be held on March 29, 2007, at 11:00 a.m. (Eastern Standard time) at the offices of United States Trust Company, National Association, 225 High Ridge Road, Stamford, Connecticut 06905 (the "Meeting").

                  The Meeting is called for the following purposes:

                  1. to approve a new  Investment Advisory Agreement between the
                     Fund and U.S. Trust Hedge Fund Management, Inc. (the "Adviser") to become effective upon completion of the sale of U.S. Trust Corporation ("U.S. Trust") to the Bank of America Corporation (the "New Agreement");

                  2. to elect  four  persons to serve as members of the Board of
                     Managers of the Fund (the "Board");

                  3. to  approve  a Plan and  Agreement  of  Reorganization  and
                     Merger to implement a master/feeder investment structure (the "Reorganization"); and

                  4. to transact such other business as may properly come before the Meeting.


                  These proposals are discussed in greater detail in the accompanying Proxy Statement.

                  You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on January 12, 2007. If you attend the Meeting, you may vote in person. Members who do not expect to attend the Meeting are urged to vote in one of three ways: (i) by signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) by using the Internet if you want to vote electronically; or (iii) by using your touch-tone telephone. Signed but unmarked proxy cards will be counted in determining whether a quorum is present at the Meeting and will be voted "FOR" approval of the New Agreement, "FOR" each of the persons nominated to serve as members of the Board, and "FOR" approval of the Reorganization.

                  The Fund will furnish, without charge, copies of its most recent annual report and subsequent semi-annual report to Members upon request. Please call (203) 352-4497 or write to Excelsior Directional Hedge Fund of Funds, LLC, 225 High Ridge Road, Stamford, Connecticut 06905, Attn: Peggy Lynn, to request copies of these reports. You may also view or obtain these documents from the SEC (i) in person: at the SEC's Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and

Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

                  If you have any questions, please call the Fund at (203) 352-4497.

                                                   By Order of the
                                                   Board of Managers


EACH MEMBER'S VOTE IS IMPORTANT. THE MEETING MAY BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF A QUORUM IS NOT PRESENT. IN THAT EVENT, THE FUND WILL CONTINUE TO SOLICIT PROXIES IN AN ATTEMPT TO OBTAIN A QUORUM.

YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE VOTE IN ONE OF THREE WAYS: (I) BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE; (II) BY USING THE INTERNET IF YOU WANT TO VOTE ELECTRONICALLY; OR (III) BY USING YOUR TOUCH-TONE TELEPHONE. PLEASE SEE YOUR PROXY CARD, FOR ADDITIONAL INSTRUCTIONS ON HOW TO VOTE.

                        EXCELSIOR DIRECTIONAL HEDGE FUND
                                  OF FUNDS, LLC
                               225 HIGH RIDGE ROAD
                               STAMFORD, CT 06905

                           SPECIAL MEETING OF MEMBERS
                          TO BE HELD ON MARCH 29, 2007


                         -------------------------------
                                 PROXY STATEMENT
                         -------------------------------


                  This Proxy Statement is being furnished to members ("Members") of Excelsior Directional Hedge Fund of Funds, LLC (the "Fund") by the Board of Managers of the Fund (the "Board"). The Board is requesting your proxy for use at a Special Meeting of Members (the "Meeting") to be held at the offices of United States Trust Company, National Association ("USTC, NA"), 225 High Ridge Road, Stamford, Connecticut 06905 on March 29, 2007, at 11:00 a.m. (Eastern Standard time). Your proxy may also be voted at any adjournment of the Meeting.

                  In addition to soliciting proxies by mail, officers of U.S. Trust Hedge Fund Management, Inc., the Fund's investment adviser (the "Adviser") and personnel of UST Advisers, Inc. and USTC, NA, may solicit proxies by telephone or in person, without special compensation. The Adviser has retained ADP, a third party solicitor, to solicit proxies from Members. ADP may solicit proxies in person, by Internet or by telephone. The Adviser expects to pay approximately $3,979 to ADP in connection with the solicitation. The fee and expenses of the proxy solicitor, as well as all other costs associated with the solicitation of proxies and of the Meeting, are being paid by the Adviser.

                  At the Meeting, Members will vote on a proposal to approve a new Investment Advisory Agreement between the Adviser and the Fund (the "New Agreement"), to become effective upon the sale of U.S. Trust Corporation ("U.S. Trust"), the parent company of the Adviser, to the Bank of America Corporation ("Bank of America") (PROPOSAL 1). Members also will be voting to elect four persons to serve as members of the Board (PROPOSAL 2). Each of the nominees for election currently serves as a member of the Board (a "Manager"). In addition, Members will be voting on a proposal to reorganize the Fund to implement a master/feeder structure, in which Members will own interests in a new fund that will pursue its investment objective by investing its assets in the Fund. The new fund will have the same investment objective and substantially the same investment policies as the Fund (except that the new fund would pursue its investment objective by investing in the Fund), and will have the same features as are currently offered by the Fund. The Adviser will continue to provide investment advisory services to both the Fund and the new fund (PROPOSAL 3 and collectively, the "Proposals").

                  All properly-executed proxies received before the Meeting will be voted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, such executed proxies will be voted "FOR" each of the Proposals. IF NO INSTRUCTIONS ARE MARKED, THE EXECUTED PROXIES WILL BE VOTED "FOR" EACH OF THE PROPOSALS AND IN ACCORDANCE WITH THE JUDGMENT OF

THE PERSONS APPOINTED AS PROXIES UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. Members who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Fund at any time before they are voted. Proxies voted by telephone or over the Internet may be revoked at any time before they are voted, in the same manner that proxies voted by mail may be revoked. In addition, any Member who attends the Meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. See " Voting Information - Revocation of Proxies and Abstentions."

                  If a quorum is not present at the Meeting or if sufficient votes have not been obtained to approve the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. See "Voting Information - Adjournments."

                  The close of business on January 12, 2007 has been fixed as the record date (the "Record Date") for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment.

                  Each Member is entitled to cast a number of votes equivalent to such Member's investment percentage(1) as of the Record Date. As of the close of business on the Record Date, the total value of the capital accounts of all Members was $297,393,180.

                  This Proxy Statement is first being mailed to Members on or about February 23, 2007.

                  Copies of the Fund's most recent annual report and subsequent semi-annual report to Members are available upon request, without charge, by calling (203) 352-4497 or writing to Excelsior Directional Hedge Fund of Funds, LLC, 225 High Ridge Road, Stamford, Connecticut 06905, Attn: Peggy Lynn. You may also view or obtain these documents from the SEC (i) in person: at the SEC's Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.


                  As of the Record Date, there were no Members owning of record or known by the Fund to own beneficially 5% or more of the outstanding limited liability company interests in the Fund ("Interests"). Two of the Managers hold outstanding Interests of the Fund. As of the Record Date, the Adviser and its affiliates (together, the "Adviser Affiliates") beneficially owned less than 1% of the outstanding Interests.


-----------------------------
(1) An investment percentage is established for each Member on the Fund's books as of the first day of each fiscal period. The investment percentage of each Member was most recently established on December 31, 2006, and was determined by dividing the balance of each Member's capital account as of such date, which was the commencement of the most recent fiscal period, by the sum of the balances of capital accounts of all Members as of that date. The sum of the investment percentages of all Members for each fiscal period equals 100%. This means that, if a Member's investment percentage is 1.1%, such Member will have the right to vote the equivalent of 1.1 votes out of a total of 100 votes entitled to be voted by all Members.

                                TABLE OF CONTENTS
                                                                          PAGE

I.    Proposals for Member Approval........................................1

      Proposal 1 -Approval of the New Investment Advisory Agreement........1

      Proposal 2 - Election of Managers....................................9

      Proposal 3 -Reorganization of the Fund..............................18

II.   Voting Information..................................................22

III.  Other Matters and Additional Information............................23

I.       PROPOSALS FOR MEMBER APPROVAL

                                   PROPOSAL 1

                APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

                  INTRODUCTION.

          On November 20, 2006, the Charles Schwab Corporation ("Schwab") announced an agreement to sell U.S. Trust, a wholly-owned subsidiary of Schwab, to Bank of America. The transaction (the "Sale") is subject to Federal Reserve Board and other regulatory approvals, as well as, in the case of Bank of America's obligation to complete the Sale, the approval of a new investment advisory agreement for the Fund with the Adviser. If approved, the Sale will result in Bank of America owning U.S. Trust and all of its subsidiaries, including the Adviser.


          As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the change in control of the Adviser resulting from the Sale will cause the automatic termination of the Fund's current investment advisory agreement with the Adviser (the "Current Agreement"), in accordance with its terms. Thus, the Fund must enter into a new investment advisory agreement with the Adviser, for the Adviser to continue to serve as investment adviser of the Fund after the Sale.


          On January 11, 2007, the Board and the Managers who are not "interested persons," as defined by the 1940 Act (the "Independent Managers"), of the Fund or the Adviser approved a new investment advisory agreement with the Adviser to become effective upon the Sale (the "New Agreement"). To become effective, the New Agreement also must be approved by Members.


          The New Agreement is identical in all material respects to the Current Agreement except for the term and date of its effectiveness. A copy of the New Agreement is contained in Exhibit 1 to this Proxy Statement.

          1940 ACT REQUIREMENTS.

          As required by the 1940 Act, the Current Agreement provides for its automatic termination in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder), unless such automatic termination shall be prevented by an exemptive order or rule of the Securities and Exchange Commission (the "SEC"). An "assignment," as defined by the 1940 Act, is deemed to include any change of control of the Adviser. Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser of a registered investment company, such as the Fund, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company.

          The Sale will result in a change in control of the Adviser because Bank of America will become the owner of U.S. Trust, the parent of the Adviser. Therefore, the Sale will result in a termination of the Current Agreement, and the approval of the New Agreement by Members is required for the Adviser to continue to provide investment advice to the Fund after the Sale. If the New Agreement is approved by Members but the Sale is not consummated, the Adviser will serve as investment adviser under the New Agreement, which would become effective upon the later of Member approval or termination of the stock purchase agreement between Schwab and Bank of America. In the event the New Agreement is not approved and the Sale is consummated, the Board will promptly consider what appropriate action to take that is in the best interests of the Fund and Members. Such action may include, but is not limited to, seeking a new investment adviser other than the Adviser, subject to any required approval by Members or liquidating the Fund. If the New Agreement is not approved and the Sale is not consummated, the Adviser will continue to serve as investment adviser to the Fund under the current investment advisory agreement.

          If the New Agreement is approved by Members, the New Agreement will become effective upon consummation of the Sale and will have an initial term expiring not more than two years from the date of execution of the New Agreement. The New Agreement may continue in effect from year to year after its initial term, provided that such continuance is approved annually by: (i) the Board; or (ii) the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; and, that, in either event, such continuance also is approved by a majority of the Independent Managers of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval.

          In  anticipation  of  the  Sale  and  to  help  assure  continuity  in investment advisory services provided to the Fund should the Sale be consummated, the Board held an in-person meeting on January 11, 2007 to consider the potential implications of the Sale to the Fund and to consider the New Agreement pursuant to which the Adviser would continue to provide investment advisory and other services to the Fund after the Sale. After careful consideration of these matters, and evaluation of the factors described below under "Board Consideration," the Board and all of the Independent Managers approved the New Agreement and directed that the New Agreement be submitted to Members for approval at the Meeting. THE TERMS OF THE NEW AGREEMENT ARE IDENTICAL IN ALL MATERIAL RESPECTS TO THE TERMS OF THE CURRENT AGREEMENT EXCEPT FOR THE TERM AND DATE OF ITS EFFECTIVENESS.

          In connection with the Sale, Schwab and Bank of America intend to use reasonable best efforts to ensure that they comply with the "safe harbor" provisions afforded by Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser of an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable  thereto.  The  term  "unfair  burden"  is  defined  to  include  any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person," as defined by the 1940 Act, of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or the holders of its securities (other than fees for bona fide investment advisory or other services) or, with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Board is not aware of any circumstances relating to the Sale that might result in an unfair burden being imposed on the Fund.

          The second condition of Section 15(f) is that, during the three-year period following consummation of a transaction, at least 75% of the investment company's board must not be "interested persons," as defined by the 1940 Act, of the investment adviser or predecessor adviser of the investment company. With respect to this second condition, three of the four Managers are not "interested persons" of the Adviser or Bank of America. Thus, the Board currently satisfies the 75% requirement.


          Bank of America has agreed with Schwab to use reasonable best efforts, to the extent within its control or that of its affiliates, to comply with
Section 15(f) of the 1940 Act. Specifically, Bank of America has agreed with Schwab to use reasonable best efforts to assure that (1) no more than 25% of the Board are "interested persons" of Bank of America or the Adviser for a period of not less than three years after the closing of the Sale and (2) for a period of not less than two years after the closing of the Sale not to impose an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on the Fund as a result of the transactions contemplated by the Sale.

                  THE ADVISER.

          The Adviser is a wholly-owned subsidiary of U.S. Trust and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Through its subsidiaries, U.S. Trust provides investment management, fiduciary, financial planning and private banking services to affluent individuals, families and institutions nationwide. Headquartered in New York City, U.S. Trust and its subsidiaries have thirty-nine offices throughout the United States.

          U.S. Trust (114 W. 47th Street, New York, New York 10036) is a subsidiary of Schwab (101 Montgomery Street, San Francisco, CA 94104) and is a financial holding company registered under Federal law and incorporated in New York. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Schwab, through its principal brokerage subsidiary, Charles Schwab & Co., Inc., is one of the nation's largest financial services firms, serving investors through the Internet, investor centers, regional customer telephone service centers and automated telephonic channels.

          The following chart sets forth the name, address and principal occupation of the principal executive officers and directors of the Adviser and of each employee of the Adviser who is also an officer or Manager of the Fund:


NAME                                    ADDRESS                                PRINCIPAL OCCUPATION
--------------------------------------- -------------------------------------- -------------------------------------
Robert F. Aufenanger                    225 High Ridge Road                    Chief Financial Officer and
                                        Stamford, CT  06905                    Treasurer
--------------------------------------- -------------------------------------- -------------------------------------
Spencer Boggess                         225 High Ridge Road                    President and Chief Executive
                                        Stamford, CT  06905                    Officer
--------------------------------------- -------------------------------------- -------------------------------------
David R. Bailin                         225 High Ridge Road                    Chairman and Director
                                        Stamford, CT  06905
--------------------------------------- -------------------------------------- -------------------------------------
Leo A. Gardella                         225 High Ridge Road                    Senior Vice President and Director
                                        Stamford, CT  06905
--------------------------------------- -------------------------------------- -------------------------------------


Nicola Knight                           114 W. 47th Street                     Chief Legal Officer
                                        New York, New York 10036
--------------------------------------- -------------------------------------- -------------------------------------
Mohan Badgujar                          225 High Ridge Road                    Vice President
                                        Stamford, CT  06905
--------------------------------------- -------------------------------------- -------------------------------------


          As of October 31, 2006, the Adviser had approximately $548 million in aggregate assets under management.

          INFORMATION CONCERNING BANK OF AMERICA.

          Bank of America is a financial services holding company organized as a Delaware corporation. Bank of America provides a diverse range of financial services and products. Bank of America, headquartered in Charlotte, North Carolina, operates in 29 states and the District of Columbia and has offices located in 150 foreign countries. Bank of America provides a diversified range of banking and certain nonbanking financial services and products both domestically and internationally through five business segments, one of which is Global Wealth & Investment Management ("GWIM)". The GWIM division provides investment, fiduciary and comprehensive banking and credit expertise to individual and institutional clients located across the United States and throughout the world. As of December 31, 2006 GWIM's assets under management were approximately $542.9 billion.

          INFORMATION ABOUT THE SALE.

          The Sale is expected to be consummated in the third quarter of 2007, but could occur later depending upon regulatory approvals and satisfaction of other conditions and is subject to continued negotiation by Bank of America and Schwab. The closing of the Sale is subject to: (i) the approval of new investment advisory agreements by the boards and shareholders of each of the mutual funds advised by USTC, NA or UST Advisers, Inc.; (ii) certain regulatory approvals; and (iii) other customary closing conditions. The Sale will result in Bank of America controlling U.S. Trust and each of its subsidiaries, including the Adviser.

          DESCRIPTION OF THE NEW AGREEMENT AND CURRENT AGREEMENT.

          The Adviser has served as investment adviser of the Fund since its inception pursuant to the Current Agreement, which is dated October 1, 2000. The Current Agreement was approved by the Board at a meeting held on August 23, 2000, and a written consent was executed by the organizational member of the Fund (who was then the sole securityholder of the Fund) approving the Current Agreement on August 23, 2000. After its initial term, the Current Agreement has been continued in effect annually by action of the Board. Such continuance was last approved at a meeting held on June 7, 2006.

          The terms of the Current Agreement and the New Agreement are described generally below.

          ADVISORY SERVICES. Under the Current Agreement, the Adviser is responsible for managing the investment activities of the Fund, subject to the supervision of the Board, in a manner consistent with the Fund's investment objective, policies and restrictions, and for determining the investments to be purchased and sold by the Fund. The Current Agreement also requires the Adviser to provide various other services, including, among others: to supervise the entities retained to provide accounting, custody and other services to the Fund; to respond to inquiries of Members regarding their investment and capital account balances; to assist in the preparation and mailing of subscription materials to prospective investors and of reports and other information to Members; to assist in the preparation of regulatory filings; to monitor compliance with regulatory filings; to review the accounting records of the Fund and to assist in the preparation of and review financial reports of the Fund; to review and arrange for the payment of Fund expenses; to coordinate and organize meetings of the Board and meetings of Members, and to prepare materials and reports for use at meetings of the Board; to assist the Fund in conducting repurchase offers; and to review subscription documents and to assist in the processing of subscriptions for Interests. The New Agreement requires that the Adviser provide the same services. Under both the Current Agreement and the New Agreement, the Adviser is responsible for bearing all costs and expenses associated with its provision of services
(including, but not limited to: expenses relating to the selection and monitoring of investments; fees of consultants retained by the Adviser; and expenses relating to qualifying potential investors and reviewing subscription documents), and is required, at its own expense, to maintain such staff and to employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Adviser.

ADVISORY FEE. In consideration of services provided by the Adviser under the Current Agreement, the Fund pays the Adviser a quarterly management fee computed at the annual rate of 1.50% of the Fund's net assets determined as of start of business on the first business day of each calendar quarter, after adjustment for any subscriptions effective on such date. The management fee is payable in arrears and is pro rated in the event capital contributions or withdrawals of capital are made other than at the beginning or end of the quarter. The same fee is payable to the Adviser under the New Agreement, subject to reduction in the manner described in Proposal 3, if such proposal is approved. For the fiscal year ended March 31, 2006, the Adviser received $3,997,622 in advisory fees from the Fund. Under the Current Agreement, the Adviser may charge a one-time administrative fee in an amount (which is subject to approval by the Board) not to exceed $10,000 to each person who becomes a Member as compensation for the services of the Adviser and costs incurred by the Adviser in reviewing subscription documents submitted by and establishing an account for the Member. Although the Adviser will be entitled to impose a similar fee under the terms of the New Agreement, it has no current intention to impose such a fee.

          LIABILITY AND INDEMNIFICATION. The Current Agreement requires that Adviser use its best efforts in the supervision and management of the investment activities of the Fund and in providing services, but provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Adviser (and its directors, officers and employees and its affiliates, successors or other legal representatives) shall not be liable to the Fund for any error of judgment, for any mistake of law, for any act or omission by the Adviser or any of its affiliates or for any loss suffered by the Fund. In addition, the Current Agreement requires that the Fund indemnify the Adviser and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any their duties with respect to the Fund, except those resulting from their willful malfeasance, bad faith or gross negligence or their reckless disregard of such duties, and in the case of criminal proceedings, unless they had reasonable cause to believe their actions unlawful. The provisions of the New Agreement relating to the liability of the Adviser and the Fund's obligation to indemnify the Adviser are the same as those of the Current Agreement.


          EFFECTIVE DATE AND TERM. The Current Agreement had an initial term expiring September 30, 2002, and provides for its continuance from year to year thereafter; provided that such continuance is approved at least annually by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act and the rules thereunder, or by the Board; and provided that such continuance is also approved by a majority of the Managers who are not parties to the agreement or "interested persons" (as defined by the 1940 Act and the rules thereunder) of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. The provisions of the New Agreement relating to the term of effectiveness of the New Agreement are the same as those of the Current Agreement, except that the New Agreement will become effective upon the Sale and will have an initial term expiring not more than two years from the date of execution of the New Agreement.


          TERMINATION. The Fund has the right, at any time and without payment of any penalty, to terminate the Current Agreement upon sixty days' prior written notice to the Adviser, either by majority vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act and the rules thereunder). The Adviser has a similar right to terminate the Current Agreement upon sixty days' prior written notice to the Fund. In addition, the Current Agreement provides for its automatic termination in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic termination is prevented by an exemptive order or rule of the SEC. The New Agreement has the same termination provisions.

          BOARD CONSIDERATION.

          The New Agreement was unanimously approved by the Board and by the Independent Managers at a meeting held on January 11, 2007. In making its determination to approve the New Agreement and to recommend its approval by Members, the Board considered all information it deemed reasonably necessary to evaluate the terms of the New Agreement and the ability of the Adviser to continue after the Sale to provide services to the Fund of the same scope and quality as are now provided. The Independent Managers reviewed materials furnished by the Adviser, including information regarding the Adviser, its affiliates and personnel, operations and financial condition, and information regarding Bank of America. At the meeting, the Board also met with representatives of the Adviser and with representatives of Bank of America and discussed various matters relating to: the operations of the Fund and the Adviser; the commitment of Bank of America to support the Adviser's business and operations; and Bank America's plans with respect to the management and offering of alternative investment products, including the Fund. Representatives of Bank of America assured the Board that Bank of America does not anticipate that there will be any reduction or significant adverse change in the scope, nature or quality of the investment advisory or other services provided to the Fund by the Adviser under the New Agreement. These representatives noted that a plan would be put into place designed to provide for the continuity of the investment advisory services under the New Agreement. They stated that no departures of personnel of the Adviser material to the Fund's operations are anticipated and that Bank of America's intention is to utilize the strengths and personnel of both organizations to develop a cohesive team. The Board was also advised that the Adviser will continue to provide investment advice with no material changes in operating conditions and, in particular, that the Sale will not adversely affect the ability of the Adviser to fulfill its obligations to the Fund. The representatives of Bank of America also noted that after the Sale, the Fund will be sold through new distribution channels, and that the Sale is being viewed by Bank of America as an opportunity to enhance Bank of America's offerings of alternative investment funds. Additionally, the Board was assured that Schwab and Bank of America intend to comply with the "safe harbor" provisions afforded by Section 15(f) of the 1940 Act.

          Based on its review, and after careful consideration of the factors discussed below, the Board (including each of the Independent Managers) unanimously determined that continuity and efficiency of advisory services after the Sale can best be assured by approving the New Agreement. In connection with the Board's review, the Independent Managers met in an executive session, during which they were advised by and had the opportunity to discuss with independent legal counsel various matters relating to the Sale and the New Agreement. The Board believes that the New Agreement will enable the Fund to obtain high quality investment advisory services at a cost that is reasonable and appropriate and that approval of the New Agreement is in the best interests of the Fund and Members. No single factor was considered in isolation, nor was any single factor considered to be determinative to the decision to approve the New Agreement.

          In connection with its deliberations, the Independent Managers, with the assistance of independent legal counsel, requested, received and reviewed information regarding the New Agreement and relevant materials furnished by the Adviser, U.S. Trust and Bank of America. These materials included information regarding Bank of America and its management, history, qualifications, personnel, operations and financial condition and other pertinent information. In addition, the representations made by representatives of Bank of America were considered.

          In considering the New Agreement, the Board considered the nature, extent and quality of operations and services to date provided by the Adviser to the Fund, which are expected to continue to be provided after the Sale. It also considered the fact that the Current Agreement and the New Agreement, including the terms relating to the services to be performed by the Adviser, and the fees payable by the Fund, are identical except for the term and date of its effectiveness. With respect to the fees payable under the New Agreement, the Board compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives (including other funds advised by the Adviser and its affiliates). In evaluating the advisory fee, the Board also took into account the complexity and quality of the investment management services required by the Fund. The Board also considered the investment performance of the Fund, including comparisons of the Fund's performance to that of similar funds, and the costs of services provided and the profits realized by the Adviser from its relationship with the Fund. The Board considered the extent to which economies of scale in costs of providing services would be realized as the Fund grows and whether the fees payable to the Adviser pursuant to the New Agreement properly reflects these economies of scale for the benefit of investors. The benefits to the Adviser of its relationship with the Fund were also considered. The Board viewed as significant the fact that the key personnel of the Adviser who provide investment advisory services to the Fund will continue to provide services to the Fund after the Sale, and the commitment of Bank of America to maintain the continuity of management functions and the services provided to the Fund. In addition to the foregoing, the Board considered the expected financial condition and resources of the Adviser following the Sale in light of the business reputation and financial condition of Bank of America, and considered whether there are any aspects of the Sale likely to affect adversely the ability of the Adviser to retain and attract qualified personnel following the Sale and to otherwise provide services to the Fund.

          Possible alternatives to approval of the New Agreement were also considered by the Board. During its review and deliberations, the Board evaluated the potential benefits, detriments and costs to the Fund and Members of the Sale. The Board determined that Members will likely benefit from the expected retention and the continued availability of the management expertise of the key personnel of the Adviser who now provide investment advice to the Fund. In addition, the Board deemed it beneficial to the Fund to be affiliated with Bank of America for several reasons, including the expanded distribution capabilities that can be offered by Bank of America and the extensive investment, compliance and operations infrastructure that will be available as a result of the Sale.

          After consideration, the Managers noted their overall satisfaction with the nature, quality and extent of services provided by the Adviser and concluded that the Fund was receiving, and would continue to receive under the New Agreement, all services required from the Adviser and that these services were of high quality. The Managers also concluded that the Fund's performance compared favorably with the performance of similar registered funds, and determined that the fees and expense ratios of the Fund are within the range of the fees and expense ratios of similar funds. They also concluded that the profitability to the Adviser from its relationship with the Fund was not disproportionately large so that it bore no reasonable relationship to the services rendered and determined that, given the overall performance of the Fund and superior service levels, the current profitability was not excessive.

          One of the Managers has an interest in the approval of the New Agreement as a result of his financial interest in and position with the Adviser or its affiliates, as described above under the heading "The Adviser."

          REQUIRED VOTE.

          Approval of the New Agreement by Members requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) Members representing more than 50% in interest of the outstanding Interests or (2) Members representing 67% or more in interest of the outstanding Interests present at a meeting called for the purpose of voting on such approval, if Members holding more than 50% in interest of the outstanding Interests are represented at such meeting in person or by proxy. If the New Agreement is not approved, the Managers will take such further action as they deem to be in the best interests of the Fund and Members.

          ADDITIONAL INFORMATION.

          UST Securities Corp. ("UST Securities") serves as the Fund's placement agent and, in such capacity, offers Interests to investors in a private placement. Like the Current Agreement, and consistent with the requirements of the 1940 Act, the Fund's agreement with UST Securities also will terminate upon the Sale. At its meeting on January 11, 2007, the Board and all of the Independent Managers approved a new placement agent agreement between the Fund and UST Securities, which is the same as the currently effective placement agent agreement except for the term and date of its effectiveness. This new agreement is not subject to approval by Members and will become effective upon the consummation of the Sale if the New Agreement is approved by Members. UST Securities is not compensated by the Fund or the Adviser for its services as placement agent.

          J.D. Clark & Co., located at 2425 Lincoln Avenue,  Ogden,  Utah 84401,
provides   various   administrative   services  to  the  Fund   pursuant  to  an
administrative, accounting and investor services agreement.

              THE BOARD, INCLUDING ALL OF THE INDEPENDENT MANAGERS,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE
                                 NEW AGREEMENT

  -----------------------------------------------------------------------------

                                   PROPOSAL 2

                              ELECTION OF MANAGERS

          At the Meeting, Members will vote on a proposal to elect four persons nominated by the Board to serve as Managers, all of whom currently serve as Managers. The nominees are: David R. Bailin, Gene M. Bernstein, Stephen V. Murphy and Victor F. Imbimbo, Jr. Messrs. Bernstein, Murphy and Imbimbo, who are Independent Managers, have served as Managers since the Fund's inception and were elected to their positions by the organizational member of the Fund. The other nominee, Mr. Bailin, has served as a Manager since September 7, 2006 and was appointed by the Board to fill a vacancy created by the resignation of another Manager.

          The Board has determined to have each of the present Managers stand for election by Members at the Meeting to help assure continued compliance with 1940 Act provisions regarding the election of Managers. These provisions require that a majority of the Managers be elected by Members and allow the appointment of a new Manager by the Board to fill a vacancy on the Board only if, after such appointment, at least two-thirds of the Managers have been elected by Members. Because Mr. Bailin has not been elected by Members, if one of the other Managers now serving were to resign (or become unable to serve as a Manager), it would be necessary to call a special meeting of Members if the Board determined to elect a person to fill the vacancy (since under those circumstances only two of four Managers would have been elected by Members, which is less than the required two-thirds specified by the 1940 Act). The election of Managers at the Meeting will thus help avoid the need to call a special meeting of Members in the future and the related costs of such a meeting.

          The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the four nominees named above. The nominees each have consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the Board.

          Information regarding the nominees, including brief biographical information, is set forth below.



                                             INDEPENDENT MANAGER NOMINEES
-----------------------------------------------------------------------------------------------------------------------

                               (2)          (3)
                           POSITION(S)    TERM OF                (4)                                      (5)
                               HELD        OFFICE/        PRINCIPAL OCCUPATION(S)                  NUMBER OF PORTFOLIOS
        (1)                 WITH THE    LENGTH OF     DURING PAST 5 YEARS AND OTHER                IN FUND COMPLEX*
NAME, ADDRESS AND AGE         FUND      TIME SERVED       DIRECTORSHIPS HELD                           OVERSEEN
-----------------------------------------------------------------------------------------------------------------------

Gene M. Bernstein             Manager    Term              Mr. Bernstein is Director of NIC                4
c/o Excelsior Directional                Indefinite/       Holding Corp. He was Dean of the
Hedge Fund of Funds, LLC                 Length- since     Skodneck Business Development
225 High Ridge Road                      October 2000      Center at Hofstra University from
Stamford, CT 06905                                         2000-2001. Prior to that, Mr.
                                                           Bernstein was President and Vice
                                                           Chairman at Northville Industries,
Age  59                                                    a petroleum marketing,
                                                           distribution, trading and storage
                                                           company and wholly-owned subsidiary
                                                           of NIC Holding Corp.

Victor F. Imbimbo, Jr.        Manager    Term-Indefinite/  Mr. Imbimbo is the President and                4
c/o Excelsior Directional                Length- since     CEO of Caring Today, LLC., the
Hedge Fund of Funds, LLC                 October 2000      publisher of Caring Today Magazine,
225 High Ridge Road                                        the leading information resource
Stamford, CT 06905                                         within the family caregivers
                                                           market. Prior to this, Mr. Imbimbo,
Age  54                                                    was Executive Vice President of
                                                           TBWA\New York and President for
                                                           North America with
                                                           TBWA/WorldHealth, a division of
                                                           TBWA Worldwide where he directed
                                                           consumer marketing program
                                                           development for healthcare
                                                           companies primarily within the
                                                           pharmaceutical industry.

Stephen V. Murphy             Manager    Term-Indefinite/  Mr. Murphy is President of S.V.                 4
c/o Excelsior Directional                Length- since     Murphy & Co., an investment banking
Hedge Fund of Funds, LLC                 October 2000      firm. Mr. Murphy serves as a
225 High Ridge Road                                        director or manager of Excelsior
Stamford, CT 06905                                         Private Equity Fund II, Inc.,
                                                           Excelsior Venture Partners III,
Age  61                                                    LLC, Excelsior Venture Investors
                                                           III, LLC and Excelsior Directional
                                                           Hedge Fund of Funds, LLC. He also
                                                           serves on the board of directors of
                                                           The First of Long Island
                                                           Corporation, The First National
                                                           Bank of Long Island and Bowne &
                                                           Co., Inc.

                                       10



                                             INTERESTED MANAGER NOMINEE
-----------------------------------------------------------------------------------------------------------------------

                               (2)          (3)
                           POSITION(S)    TERM OF                (4)                                      (5)
                               HELD        OFFICE/        PRINCIPAL OCCUPATION(S)                  NUMBER OF PORTFOLIOS
        (1)                 WITH THE    LENGTH OF     DURING PAST 5 YEARS AND OTHER                IN FUND COMPLEX*
NAME, ADDRESS AND AGE         FUND      TIME SERVED       DIRECTORSHIPS HELD                           OVERSEEN
-----------------------------------------------------------------------------------------------------------------------

David R. Bailin**             Manager      Since           Managing Director of U.S. Trust's               1
United States Trust                        September 2006  Alternative Investment Division
Company, National                                          (since 9/06); co-founder of
Association                                                Martello Investment Management, a
114 W. 47th Street                                         hedge fund-of-funds specializing in
New York, NY 10036                                         trading strategies (2/02  to 9/06);
                                                           Chief Operating Officer and Partner
Age 47                                                     of Violy, Byorum and Partners, LLC,
                                                           an investment banking firm focusing
                                                           on Latin America (1/00 to 1/02).

* The "Fund  Complex"  consists of the Fund,  Excelsior  Private Equity Fund II,
Inc.,  Excelsior  Venture Partners III, LLC and Excelsior Venture Investors III,
LLC.

**An "interested person," as defined by the 1940 Act, of the Fund because of his affiliation with the Adviser and its affiliates.

     In addition to Mr. Bailin, set forth below is the name and certain biographical information for each of the Fund's other executive officers, as reported by them to the Fund.


                                                 OFFICERS OF THE FUND
-----------------------------------------------------------------------------------------------------------------------


                               (2)          (3)
                           POSITION(S)    TERM OF                (4)                                      (5)
                               HELD        OFFICE/        PRINCIPAL OCCUPATION(S)                  NUMBER OF PORTFOLIOS
        (1)                 WITH THE    LENGTH OF     DURING PAST 5 YEARS AND OTHER                IN FUND COMPLEX*
NAME, ADDRESS AND AGE         FUND      TIME SERVED       DIRECTORSHIPS HELD                           OVERSEEN
-----------------------------------------------------------------------------------------------------------------------
Spencer Boggess               Chief         Term -         President and Chief Executive                  N/A
United States Trust           Executive     Indefinite     Officer of U.S. Trust Hedge Fund
Company, National             Officer       Length -       Management, Inc. and Portfolio
Association                                 Since March    Manager of the Company (7/03 to
114 W. 47th Street                          2006           present); Senior V.P. and Director
New York, NY 10036                                         of Research, CTC Consulting, Inc.
                                                           (10/00 to 6/03).

Age 39


Mohan Badgujar                Chief         Term  -        Vice President of USTCNA (10/05 to             N/A
United States Trust           Operating     Indefinite     present); Managing Partner of Blue
Company, National             Officer       Length -       Hill Capital Partners LLC (10/03 to
Association                                 Since March    10/05) (Registered Investment
114 W. 47th Street                          2006           Adviser); Financial Advisor at UBS
New York, NY 10036                                         Financial Services, Inc. (1/02 to
                                                           9/03); Principal of Columbia
Age: 47                                                    Software Consultants, Inc. (2001 to
                                                           2002).


                                       11


Robert F. Aufenanger          Chief         Term -         President and Director, UST                    N/A
United States Trust           Financial     Indefinite     Advisers, Inc.  (12/05 to present);
Company, National             Officer and   Length -       Senior Vice President, Alternative
Association                   Treasurer     Since July     Investments Division,  USTCNA (4/06
114 W. 47th Street                          2003           to present); Senior Vice President,
New York, NY 10036                                         Chief Financial Officer and
                                                           Treasurer, Alternative Investments
Age: 53                                                    Division, USTCNA (4/03 to 3/06);
                                                           Chief Financial Officer, Treasurer
                                                           and Director, U.S. Trust Hedge Fund
                                                           Management, Inc. (7/03 to present);
                                                           Consultant to private equity funds
                                                           (1/02 to 3/03); Chief Financial
                                                           Officer, Icon Holding Corp. (12/99
                                                           to 12/01).

Joan E. Hoffman               Chief         Since          Managing Director and Head of                  N/A
United States Trust           Compliance    January        Compliance, USTCNA (8/04 to
Company, National             Officer       2007           present) and Chief Compliance
Association                                                Officer of the Excelsior
114 W. 47th Street                                         Investment Funds; Managing
New York, NY 10036                                         Director, Regulatory
                                                           Relationships, Operational Risk
Age: 51                                                    Management and Cross Product
                                                           Service (3/02 to 7/04) and Global
                                                           Risk Manager (7/98 to 3/02),
                                                           Deutsche Bank.


                  BOARD MEETINGS AND COMMITTEES.

          The only standing committee of the Board is the Audit Committee. The members of the Audit Committee are: Gene M. Bernstein, Victor F. Imbimbo, Jr., and Stephen V. Murphy, constituting all of the Independent Managers. Mr. Bernstein has been designated as the chair of the Audit Committee. The Board has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Exhibit 2.

          The function of the Audit Committee, pursuant to its adopted written charter, most recently revised and approved by the Board on September 8, 2005, is to provide oversight responsibility with respect to: (a) the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund's financial statements and the independent audit thereof; (c) the adequacy of the Fund's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund's compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund's independent auditors; and (f) the Fund's internal audit function.

          During the most recent fiscal year of the Fund, which ended on March 31, 2006, the Board held four regular meetings and two special meetings and the Audit Committee held five meetings. Each Manager attended at least 75% of the total number of meetings of the Board and, if a member of the Audit Committee, of the Audit Committee, held during the fiscal year (or during the Manager's period of service if not a Manager for the full fiscal year).

          AUDIT COMMITTEE REPORT

          In discharging its duties, during the 2006 fiscal year the Audit Committee has met with and held discussions with Fund management and with the Fund's then-serving independent registered public accounting firm, Deloitte & Touche LLP ("D&T"). D&T has represented that the Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with D&T the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). D&T provided to the Audit Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with representatives of D&T their firm's independence with respect to the Fund.

          Members are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and D&T. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are, in fact, "independent."

          Based on the Audit Committee's review and discussions of the audited financial statements of the Fund for the fiscal year ended March 31, 2006 with Fund management and D&T, the Audit Committee approved the inclusion of the audited financial statements of the Fund for the fiscal year ended March 31, 2006 in the Fund's Annual Report.

          The Board does not have a standing nominating committee or a nominating committee charter, because the Board does not generally consider nominations for Independent Managers, except in special circumstances, such as the nomination of a candidate by a Member (as described below), or in the event of a vacancy or other inability to serve by an existing Independent Manager. In such circumstances, all of the Independent Managers will serve as the nominating committee and will identify potential nominees through their network of contacts and may also engage, if they deem appropriate, a professional search firm. The Independent Managers will meet to discuss and consider such candidates' qualifications and then choose a candidate by majority vote. The Independent Managers will consider, among other factors: whether or not the person is an "interested person," as defined in the 1940 Act, of the Fund, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Manager; whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the Adviser, service providers or their affiliates; the contribution which the person can make to the Board, with consideration being given to the person's business and professional experience, education and such other factors as the Independent Managers may consider relevant; and the character and integrity of the person.

          As noted above, the nominating committee (when assembled) may consider nominees recommended by Members. Members who wish to recommend a nominee should send such recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Managers. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Members.


          MANAGER COMPENSATION.

          The following table sets forth certain information regarding the compensation received by the Independent Managers for the fiscal year ended March 31, 2006 from the Fund and from all investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser (the "Fund Complex"). No compensation is paid by the Fund to Managers who are "interested persons," as defined by the 1940 Act, of the Fund.


                               COMPENSATION TABLE


                                                                                                           (5)
                                   (2)                   (3)                      (4)            TOTAL COMPENSATION
          (1)                  AGGREGATE        PENSION OR RETIREMENT       ESTIMATED ANNUAL        FROM FUND AND FUND
NAME OF PERSON,            COMPENSATION FROM     BENEFITS ACCRUED AS         BENEFITS UPON             COMPLEX PAID TO
   POSITION                      FUND            PART OF FUND EXPENSES         RETIREMENT              MANAGERS*
-----------------------------------------------------------------------------------------------------------------------------------
Gene M. Bernstein,               $17,750                    0                       0                  $80,750 (4)
Manager
Victor F. Imbimbo, Jr.,          $17,750                    0                       0                  $79,750 (4)
Manager
Stephen V. Murphy,               $17,750                    0                       0                  $81,750 (4)
Manager

* The total compensation paid to such persons by the Fund and Fund Complex for the calendar year ended December 31, 2006. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation.
-----------------------------------------------------------------------------------------------------------------------------------


          Currently, the Independent Managers are each paid an annual retainer of $10,000 ($11,000 for the Chairman of the Audit Committee) and per-meeting fees of: $2,000 for in-person attendance at quarterly meetings of the Board; $1,000 for telephone participation at a quarterly Board meeting or for participation at a telephonic special meeting of the Board; and $1,000 for each Audit Committee meeting (whether held in-person or by telephone). The Independent Managers are also reimbursed for travel-related expenses. The Board does not have a compensation committee.

          NOMINEE EQUITY OWNERSHIP.


          The following table sets forth, as of December 31, 2006, with respect to each nominee, certain information regarding the beneficial ownership of equity securities of the Fund and of all registered investment companies overseen by the nominee within the same family of investment companies as the Fund.

                                                                                                 (3)
                                                          (2)                     AGGREGATE DOLLAR RANGE OF EQUITY
                                                    DOLLAR RANGE OF              SECURITIES OF ALL FUNDS OVERSEEN OR
     (1)                                           EQUITY SECURITIES            TO BE OVERSEEN BY NOMINEE IN FAMILY
NAME OF NOMINEE                                       OF THE FUND                    OF INVESTMENT COMPANIES

Gene M. Bernstein                                    Over $100,000                          Over $100,000
Victor F. Imbimbo, Jr.                                   None                             $10,001 - 50,000
Stephen V. Murphy                                    Over $100,000                          Over $100,000
David R. Bailin                                          None                                   None

          As of December 31, 2006, none of the Independent Managers, nor the immediate family members of the Independent Managers, beneficially owned or owned of record securities of the Adviser or of any persons directly or indirectly controlling, controlled by or under common control with the Adviser.

          SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

          Section 16(a) of the Securities Exchange Act of 1934 Act (the "1934 Act") and Section 30(h) of the 1940 Act, taken together, require the Managers, beneficial owners of more than 10% of the equity securities of the Fund, the Adviser and officers of the Fund ("Reporting Persons") to file with the Securities and Exchange Commission ("SEC") reports of their ownership and changes in their ownership of the Fund's securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended March 31, 2006 has complied with applicable filing requirements, except that reports filed by Spencer Boggess and the Adviser were not timely filed.


          INDEPENDENT PUBLIC ACCOUNTANTS.

          The engagement of D&T as the independent registered public accounting firm ("Independent Auditors") of the Fund for the fiscal year ending March 31, 2007, was approved by the Audit Committee, and the selection of D&T was unanimously approved by the Board, including the separate vote of all of the Independent Managers, at meetings of the Audit Committee and the Board held on June 7, 2006. D&T, with offices at Two World Financial Center, New York, New York, 10281, has served in such capacity since October 28, 2004.

          The Fund was advised by D&T in a letter received December 11, 2006 that, effective upon the closing date of the Sale, D&T will no longer be able to serve as the Fund's Independent Auditors or provide any attest services to the Fund. In view of this, the Fund requested, and received a presentation from PricewaterhouseCoopers ("PwC") on January 11, 2007. The Board and the Audit Committee requested that the officers of the Fund continue to work and negotiate with PwC, pending the outcome of the Sale.

          On January 29, 2007 the Board received a letter of resignation from D&T indicating that D&T will no longer serve as the Fund's independent registered public accounting firm. D&T's audit reports on the financial statements of the Fund as of and for the fiscal years ended March 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

          During the fiscal years ended March 31, 2006 and 2005 and through the date hereof, there were no disagreements between the Fund and D&T on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreements in connection with its reports; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

          On January 29, 2007, the Fund engaged PwC as the Fund's independent registered public accounting firm for the fiscal year ending March 31, 2007, replacing D&T. This action was taken pursuant to resolutions of the Board, including the separate vote of all of the Independent Managers, acting on the recommendation of the Audit Committee.

          The Fund did not consult with PwC during its fiscal years ended March 31, 2006 and 2005 on the application of accounting principles to a specified transaction, the type of opinion that might be rendered on the Fund's financial statements, any accounting, auditing or financial reporting issue, or any item that was either the subject of disagreement or a reportable event as defined in Item 304 of Regulation S-K.

          Since the Fund complies with the provisions of Rule 32a-4 of the 1940 Act, it is not required to submit the selection of its independent registered public accounting firm to members for ratification. PwC has its offices at 300 Madison Avenue, New York, New York 10017.

          Representatives of PwC or D&T are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

          AUDIT FEES.

          For the fiscal years ended March 31, 2005 and March 31, 2006, the aggregate fees billed by D&T for professional services rendered for the annual audit of the Fund's financial statements were $56,000 and $80,862, respectively.

          AUDIT-RELATED FEES.

          For the fiscal years ended March 31, 2005 and March 31, 2006, there were no fees billed by D&T for assurance and related services reasonably related to the performance of the annual audit of the Fund's financial statements.

          During its regularly-scheduled periodic meetings, the Audit Committee of the Fund pre-approves all audit, audit-related, tax and other services to be provided by the Independent Auditor to the Fund. The Audit Committee has delegated pre-approval authority to its chairman for any subsequent new engagements that arise between regularly scheduled meeting dates, provided that any such pre-approved fees are presented to the Audit Committee at its next regularly scheduled meeting.

          TAX FEES.

          For the fiscal years ended March 31, 2005 and March 31, 2006, there were no fees billed by D&T for tax return preparation and other tax-related services with respect to the Fund.

          ALL OTHER FEES.

          For the fiscal years ended March 31, 2005 and March 31, 2006, there were no fees billed by D&T for services provided to the Fund other than those described above.

          AGGREGATE NON-AUDIT FEES.

          For the fiscal years ended March 31, 2005 and March 31, 2006, the non-audit fees billed by D&T for services rendered to: the Fund and the Adviser and any control person of the Adviser that provides ongoing services to the Fund were $618,675 and $754,000, respectively. All such services provided to the Adviser and any such control person were pre-approved by the Audit Committee.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
                         VOTE "FOR" EACH OF THE NOMINEES

  -----------------------------------------------------------------------------

                                   PROPOSAL 3

                           REORGANIZATION OF THE FUND

          At the Meeting, Members will vote on a proposal to approve a Plan and Agreement of Reorganization and Merger (the "Merger Agreement") under which the Fund will be reorganized to implement a "master/feeder" investment structure, in which Members will own interests in a new fund that will pursue its investment objective by investing its assets in the Fund (the "Reorganization"). The new fund will have the same investment objective and the same investment policies as the Fund, except the new fund would pursue its investment objective by investing in the Fund. In a master/feeder investment structure, two or more investment funds having the same investment program ("feeder funds") invest their assets in a common "master fund" that has the same investment objective and substantially the same investment policies as the feeder funds. The master fund, in turn, invests its assets in securities and other investments consistent with the investment policies of the feeder funds.

          The Board, including all of the Independent Managers, approved the Merger Agreement at its meeting on January 11, 2007, and recommends that Members vote to approve the Merger Agreement. The Board believes that the Fund and Members will benefit if the Fund is reorganized in the manner proposed. A copy of the Merger Agreement is contained in Exhibit 3 to this Proxy Statement. If approved by Members, the Reorganization will occur as soon as practicable after such approval.

          The Reorganization will not affect the value of your investment, will not involve any change in the investment program in which you currently participate through the Fund, and there will be no increase in fees payable to the Adviser. In addition, the Reorganization will not result in the recognition of any gain or loss to Members for tax purposes.

          BENEFITS OF A MASTER/FEEDER STRUCTURE.

          A master/feeder structure provides a way for feeder funds that are designed for different types of investors to invest through a common master fund. This structure allows for efficiencies in investing and efficiencies in operating costs to the extent that the assets of multiple funds are pooled for investing and are able to share certain related costs.

          The Fund is designed for investment primarily by U.S. taxable investors (such as individuals and entities subject to federal income tax). If the Reorganization is approved and implemented, the Adviser contemplates that it will organize one or more new investment funds designed for investment by U.S. tax-exempt investors (such as individual retirement accounts, employee benefit plans or charitable organizations) and for investment by foreign investors, which would have the same investment program as the Fund. In a master/feeder structure these investment funds and the new fund in which Fund investors will invest would each pursue its investment objective by investing in a single master fund. This pooling of the investments of the Fund with the investments of other investment funds will create certain efficiencies in investment and is expected to result in certain cost economies to the extent that certain fixed (or relatively fixed) expenses of the master fund would be shared by each of the feeder funds (including the Fund), which would allow for lower expense ratios.

          A lower Fund expense ratio would benefit Members. In addition, the master/feeder structure will facilitate the ability of the Adviser to make available a new investment fund similar to the Fund for U.S. tax-exempt investors. Members who have or participate in retirement accounts or employee benefit plans and wish to invest a portion of the assets of those accounts or plans in accordance with the Fund's investment program may have the opportunity to do so through the new fund (assuming they meet applicable eligibility requirements).

          However, there is no guarantee that such other investment funds will be successful in raising capital, or that any capital raised would be significant enough to result in any cost economies or lower the expense ratio currently borne by the Fund.

          RISKS OF A MASTER/FEEDER STRUCTURE

          In addition to providing benefits, a master/feeder structure also entails certain risks. A feeder fund does not have the right to withdraw its investment in the master fund. Instead, it may do so only through periodic repurchases by the master fund of its interests in the master fund. This may limit the ability of the feeder fund to make offers to repurchase interests of its members. Because multiple feeder funds may tender their interests in the master fund for repurchase on a given date, this may limit the amount of interests in the master fund a feeder fund may tender, and, correspondingly, limit repurchases of interests of its investors by the feeder fund. In addition, a feeder fund may receive securities and other investments from the master fund in lieu of cash when it withdraws capital from the master fund. A feeder fund will incur expenses in liquidating investments received in connection with any in-kind distributions. A change in the investment objective, policies or restrictions of the master fund may cause a feeder fund to seek to have its interests repurchased by the master fund. Alternatively, a feeder fund could seek to change its investment objective, policies or restrictions to conform to those of the master fund. Although not anticipated, if the Reorganization is approved, the investment objectives and certain investment restrictions of the master fund may be changed without the approval of investors in the master fund. These investors may include other types of pooled investment vehicles that may or may not be investment companies registered under the 1940 Act.

          DESCRIPTION OF THE REORGANIZATION.

          The Fund currently pursues its investment objective of capital appreciation by investing in a diverse group of private investment funds ("Investment Funds") that primarily invest or trade in a wide range of equity and debt securities. If the Reorganization is approved by Members and consummated, Members who now hold Interests in the Fund will instead own interests in a newly organized fund (the "New Fund") that would have the same investment objective and the same investment policies as the Fund (except the New Fund would pursue its investment objective by investing in the Fund).

          The Reorganization will be effected pursuant to the Merger Agreement. The structure of the Reorganization is designed to avoid a transfer of assets of the Fund that would otherwise require the consent of the underlying funds in which the Fund invests, which consent may not be timely or given at all. As set forth in the Merger Agreement, the Reorganization will involve the merger of the Fund with a wholly-owned subsidiary of the New Fund. The Fund will be the surviving company of the merger. At the effective time of the Reorganization, the Fund will merge with the subsidiary and the New Fund will issue limited liability company interests in the New Fund to Members in exchange for the interests of Members in the Fund. The interest in the New Fund received by each Member will have a value equal to the value of such Member's interest in the Fund as of the effective time of the Reorganization.

          The result of the transactions contemplated by the Reorganization will be that: (i) Members will become members of the New Fund, which will initially own all of the interests in the Fund; (ii) the New Fund will become a "feeder fund" of the Fund; and (iii) the Fund will become a "master fund" (the "Master Fund") and hold all of the interests in the Investment Funds owned by the Fund immediately prior to the reorganization. Like the Fund, the New Fund will be registered as an investment company under the 1940 Act. The Adviser anticipates that, subsequent to the Reorganization, one or more additional investment funds will be formed that will pursue their investment objectives by investing in the Fund.

          The New Fund, like the Fund, is organized as a Delaware limited liability company. It will have the same investment objective and substantially the same investment policies as the Fund (except the New Fund would pursue its investment objective by investing in the Fund) and operate pursuant to the terms of a limited liability company agreement that is that same in all material respects as the limited liability company agreement of the Fund.

          All costs associated with the Reorganization will be borne by the Adviser, and not by the Fund or the New Fund.

          EFFECT OF THE REORGANIZATION.

          There will be no material change in your investment as a result of the Reorganization. The investment objective of the New Fund and its investment policies and restrictions will be identical to those of the Fund, except that the New Fund will pursue its investment object by investing in the Fund. In addition, the features and operations of the New Fund will be the same as those of the Fund, and the rights of members of the New Fund will be the same as those of Members of the Fund, in all material respects. The only substantive change will be that Members will own interests in the New Fund (rather than Interests in the Fund), and that the New Fund will indirectly invest in Investment Funds by investing in the Fund (rather than by investing directly in Investment Funds, as is now the case). Like the Fund, the New Fund will from time to time make offers to repurchase interests from its members so that members have the opportunity to withdraw capital from the New Fund.

          The Reorganization will not affect the value of your investment (I.E., the value of your capital account will not change as a result of the Reorganization). The initial value of your capital account as a member of the New Fund will be identical to the value of your capital in the Fund as of the date of the Reorganization. There also will be no increase in fees payable to the Adviser (I.E., the aggregate fees payable by the New Fund and by the Master Fund to the Adviser
will be the same as the fees currently payable to the Adviser by the Fund). In this regard, the Adviser expects that it will request that the New Fund enter into a management agreement with the Adviser pursuant to which the Adviser will provide the New Fund various non-investment related management and administrative services necessary for the operations of the New Fund. At such time, the current advisory agreement between the Fund (now the Master Fund) and the Adviser will be amended to reduce the fees payable under that agreement to offset fully the amount of any management fees charged to the New Fund under the management agreement. The fees payable under the advisory agreement between the Master Fund and the Adviser can be changed only with the approval of the board of managers of the Master Fund. The management agreement for the New Fund is subject to approval by the board of managers of the New Fund and by the managers of the New Fund who are not "interested persons," as defined by the 1940 Act, of the New Fund or the Adviser, and does not require the approval of Members of the New Fund. Effective upon the consummation of the Sale, the terms of the New Agreement, with respect to fees payable thereunder, will be amended, if necessary, to conform to the corresponding terms of the current advisory agreement, as the same may have been amended.

          In connection with the Reorganization, and to help assure that implementation of a master/feeder structure does not result in higher expenses to Members, the Adviser will enter into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") with the New Fund. Pursuant to the Expense Limitation Agreement, the Adviser will waive its fees, or pay or absorb ordinary operating expenses of the New Fund (including expenses associated with the organization and offering of interests in the New Fund, and the New Fund's pro rata share of expenses of the Master Fund) to the extent necessary to limit the ordinary operating expenses of the New Fund to 1.84% per annum of the New Fund's average monthly net assets for three years (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the New Fund's expenses, the New Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the New Fund's ordinary operating expenses for any fiscal year to exceed the Expense Limitation. After the three years, total operating expenses of the New Fund may be higher than in the preceding years. The Expense Limitation Agreement will remain in effect until terminated by the Adviser or the New Fund.

          SUMMARY OF NEW FUND EXPENSES

          The following table illustrates the expenses and fees that the New Fund expects to incur and that investors can expect to bear.

                                                                                     Current   Pro Forma
Investor Transaction Expenses
     Maximum Sales Load (as a percentage of offering price)                             0%         0%

Annual Expenses (as a percentage of net assets attributable to Interests)
     Management Fee                                                                    1.50%     1.50%(1)
     Interest Payments on Borrowed Funds                                               0.02%     0.02%
     Other Expenses                                                                    0.34%     0.38%(2)
     Total Annual Expenses                                                             1.86%     1.90%(3)
              Amount Waived Under Expense Limitation Agreement                          0%       0.06%%(3)
     Net Annual Expenses After Expense Limitation                                      1.86%     1.84%(3)

       (1) Includes the investment advisory fee of the Master Fund and the management fee of the New Fund.

       (2) Based on expected expenses for the 2008 fiscal year. Includes the New Fund's expenses (other than the management fee) and the New Fund's share of the Master Fund's operating expenses (other than the investment advisory fee). Does not include the fees and expenses of the funds ("Portfolio Funds") in which the Master Fund is already invested in and intends to invest in based upon the anticipated net proceeds from this offering.

       (3) As noted above, the New Fund is subject to an expense limitation agreement capping expenses at 1.84%.


          FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION.

          As a condition to the consummation of the Reorganization, Fund counsel will render an opinion to the Fund that consummation of the transactions contemplated by the Merger Agreement should not be a taxable event to the Fund, the New Fund or members of the Fund.

          REQUIRED VOTE AND MANAGERS' RECOMMENDATION.

          Approval of the Merger Agreement requires the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at the Meeting.

                          THE BOARD RECOMMENDS THAT YOU
     VOTE "FOR" APPROVAL OF THE REORGANIZATION AND MERGER PLAN AND AGREEMENT

  -----------------------------------------------------------------------------

II.      VOTING INFORMATION.

          REVOCATION OF PROXIES AND ABSTENTIONS.

          A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Fund a written notice of revocation; (ii) submitting to the Fund a subsequently executed proxy; (iii) attending the
Meeting and voting in person; or (iv) notifying the Fund of revocation via Internet or by touch-tone telephone.

          If a proxy  (i) is  properly  executed  and  returned  marked  with an abstention (with respect to Proposal 1 or Proposal 3) or is accompanied by instructions to withhold authority to vote (with respect to Proposal 2), or (ii) represents a nominee "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote)
(collectively, "abstentions"), the Interest represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a proxy is properly executed and returned and is marked with an abstention, the proxy will not be voted on any matter as to which the abstention applies. Abstentions will have the effect of a vote "AGAINST" approval of Proposal 1 and Proposal 3, but will have no effect on the outcome of voting on Proposal 2.

          QUORUM REQUIREMENTS.

          A quorum of Members is necessary to hold the valid Meeting. If Members holding Interests representing a majority of the total number of votes eligible to be cast by all Members as of the Record Date are present in person or by proxy at the Meeting, a quorum will exist.

          ADJOURNMENTS.

          If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to propose an adjournment in such event, the following factors may be considered: the nature of the Proposals, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Members with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of Members present in person or by proxy at the Meeting. If a quorum is present and an adjournment is proposed, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposals in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposals against such adjournment. At any adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called. An abstention will be treated as a vote for adjournment.

III.     OTHER MATTERS AND ADDITIONAL INFORMATION

          OTHER BUSINESS AT THE MEETING.

          The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.

          FUTURE MEMBER PROPOSALS.

          Pursuant to rules adopted by the SEC under the 1934 Act, Members may request inclusion in the Fund's proxy statement for a meeting of Members certain proposals for action which they intend to introduce at such meeting. Any Member proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Fund does not hold regular meetings of Members, no anticipated date for the next meeting can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of Members should submit such proposal to the Fund at c/o the Adviser, 225 High Ridge Road, Stamford, Connecticut 06905.

          COMMUNICATION WITH THE BOARD.

          Members wishing to submit written communications to the Board should send their communications to the Secretary of the Fund at its principal office. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

          APPRAISAL RIGHTS.

          Members do not have any appraisal rights in connection with the Proposals.

          RESULTS OF VOTING.

          Members will be informed of the results of voting at the Meeting in the Fund's next annual report, which will be sent to Members on or before May 30, 2007.

         EXPENSES.

          All of the expenses of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures, and the fee and expenses of the proxy solicitor, are being paid by the Adviser.

MEMBERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD.

                        By Order of the Board of Managers



                        /S/ David R. Bailin
                        --------------------------------------------
                        Name:  David R. Bailin
                        Title: Manager

                                            Dated:  February 23, 2007

                                    EXHIBIT 1

                          INVESTMENT ADVISORY AGREEMENT


          THIS INVESTMENT ADVISORY AGREEMENT is made and executed the __ day of _________, 2007, by and between Excelsior Directional Hedge Fund of Funds, LLC, a Delaware limited liability company (the "Fund"), and U.S. Trust Hedge Fund Management, Inc., a North Carolina corporation (the "Adviser").

          WHEREAS, the Fund intends to engage in business as a closed-end, non-diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

          WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

          WHEREAS, the Fund desires to retain the Adviser to render investment advisory services and to provide certain administrative services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

          WHEREAS, the Adviser desires to be retained to perform such services on said terms and conditions;

          NOW,   THEREFORE,   in  consideration  of  the  terms  and  conditions
hereinafter contained, the Fund and the Adviser agree as follows:

          1. The Fund hereby retains the Adviser to:

              (a) act as its investment adviser and, subject to the supervision and control of the Board of Managers of the Fund (the "Board"), manage the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Adviser shall: obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of the Fund in a manner consistent with the investment objective, policies and restrictions of the Fund, as set forth in the Confidential Memorandum of the Fund and as may be adopted from time to time by the Board, and applicable laws and regulations; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; invest discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) in unregistered investment funds or other investment vehicles and registered investment companies ("Investment Funds"), which are managed by investment managers ("Investment Managers"), including Investment Managers for which separate investment vehicles have been created in which the Investment Managers serve as general partners or managing members and the Fund is the sole investor ("Sub-Funds") and Investment Managers who are retained to manage the Fund's assets directly through separate managed accounts (Investment Managers of Sub-Funds and of managed accounts are collectively referred to as "Subadvisors"), and take such further action, including the placing of

                                 Exhibit 1 - 1
purchase and sale orders and the voting of securities on behalf of the Fund, as the Adviser shall deem necessary or appropriate. The Adviser shall furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request; and

              (b) provide, and the Adviser hereby agrees to provide, certain management, administrative and other services to the Fund. Notwithstanding the appointment of the Adviser to provide such services hereunder, the Board shall remain responsible for supervising and controlling the management, business and affairs of the Fund. The management, administrative and other services to be provided by the Adviser shall include:

              (i)   the provision of office space, telephone and utilities;

              (ii) the provision of administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;

              (iii) the general  supervision  of the entities which are retained by the Fund to provide administration, custody and other services to the Fund;

              (iv) the handling of investor inquiries regarding the Fund and providing them with information concerning their investments in the Fund and capital account balances;

              (v) monitoring relations and communications between investors and the Fund;

              (vi)  assisting  in  the  drafting  and  updating  of   disclosure
                    documents   relating  to  the  Fund  and  assisting  in  the
                    preparation of offering materials;

              (vii) maintaining  and  updating  investor  information,  such  as change of address and employment;

              (viii)assisting  in  the   preparation  and  mailing  of  investor
                    subscription documents and confirming the receipt of such documents and funds;

              (ix) assisting in the preparation of regulatory filings with the Securities and Exchange Commission and state securities regulators and other Federal and state regulatory authorities;

              (x) preparing reports to and other informational materials for members and assisting in the preparation of proxy statements and other member communications;

                                 Exhibit 1 - 2

              (xi) monitoring compliance with regulatory requirements and with the Fund's investment objective, policies and restrictions as established by the Board;

              (xii) reviewing  accounting  records and financial  reports of the
                    Fund, assisting with the preparation of the financial reports of the Fund and acting as liaison with the Fund's accounting agent and independent auditors;

              (xiii)assisting in preparation and filing of tax returns;

              (xiv) coordinating  and  organizing  meetings  of  the  Board  and meetings of the members of the Fund, in each case when called by such persons;

              (xv) preparing materials and reports for use in connection with meetings of the Board;

              (xvi) maintaining  and  preserving  those books and records of the
                    Fund not maintained by any subadvisers of the Fund or the Fund's administrator, accounting agent or custodian;

              (xvii) reviewing and arranging for payment of the expenses of the
                     Fund;

              (xviii)assisting  the Fund in conducting  offers to members of the
                     Fund to repurchase member interests;

              (xix) reviewing and approving all  regulatory  filings of the Fund required under applicable law; and

              (xx) reviewing investor qualifications and subscription documentation and otherwise assisting in administrative matters relating to the processing of subscriptions for interests in the Fund.

          2. Without limiting the generality of paragraph 1 hereof, the Adviser shall be authorized to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate; to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers appropriate and that are consistent with the policies of the Fund; and, subject to any policies adopted by the Board and to the provisions of applicable law, to agree to such commissions, fees and other charges on behalf of the Fund as it shall deem reasonable in the circumstances taking into account all such factors as it deems relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Fund and the cost of such services does not represent the lowest cost available) and shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the federal securities laws; to pursue and implement the investment policies and strategies of the Fund using a multi-manager strategy whereby some or all of the Fund's assets may be committed from time

                                 Exhibit 1 - 3
to  time  by  the  Adviser  to the  discretionary  management  of  one  or  more
Subadvisors, the selection of which shall be subject to the approval of the Board of Managers in accordance with requirements of the 1940 Act and the approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from the provisions of the 1940 Act requiring such approval by security holders; and to identify appropriate Subadvisors, assess the most appropriate investment vehicles (general or limited partnerships, separate managed accounts or other investment vehicles (pooled or otherwise), and determine the assets to be committed to each Subadvisor. The Adviser may, subject to such procedures as may be adopted by the Board, use affiliates of the Adviser as brokers to effect the Fund's securities transactions and the Fund may pay such commissions to such brokers in such amounts as are permissible under applicable law.

          3. MANAGEMENT FEE; EXPENSES; ADMINISTRATIVE FEE

              (a) In consideration for the provision by the Adviser of its services hereunder and the Adviser's bearing of certain expenses, the Fund will pay the Adviser a quarterly fee of 0.375% (1.50% on an annualized basis) of the Fund's "net assets" (the "Management Fee"). "Net assets" shall equal the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund calculated before giving effect to any repurchases of interests.

              (b) The Management Fee will be computed based on the net assets of the Fund as of the start of business on the first business day of each calendar quarter, after adjustment for any subscriptions effective on such date, and will be due and payable in arrears within five business days after the end of such calendar quarter. In the event that the Management Fee is payable in respect of a partial quarter, or in the event of contributions or withdrawals of capital to the Fund other than at the beginning or end of a quarter, such fee will be appropriately PRO-RATED.

              (c) The Adviser is responsible for all costs and expenses associated with the provision of its services hereunder including, but not limited to: expenses relating to the selection and monitoring of Investment Managers; fees of consultants retained by the Adviser; and expenses relating to qualifying potential investors and reviewing subscription documents. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Adviser or furnished to the Fund under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or otherwise retained by the Adviser or made available to the Adviser.

              (d) The Adviser shall be entitled to charge a one-time administrative fee in an amount, as may be approved by the Board, not to exceed $10,000 to each person who becomes a member as compensation for the services of the Adviser and costs incurred by the Adviser in reviewing subscription documents submitted by and establishing an account for such member; provided that such fee may be waived, in whole or in part, in the sole discretion of the Adviser, with respect to a member who has established multiple related accounts.

                                  Exhibit 1 - 4

          4. The Fund will, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Fund as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

          5. Except as provided herein or in another agreement between the Fund and the Adviser, the Fund shall bear all of its own expenses, including: all investment related expenses (including, but not limited to, fees paid directly or indirectly to Investment Managers, all costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including its investments in Investment Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Fund utilizes a Subadvisor, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of Investment Funds managed by Subadvisors; any non-investment related interest expense; attorneys' fees and disbursements associated with updating the Fund's Confidential Memorandum and subscription documents; fees and disbursements of any attorneys and accountants engaged by the Fund; expenses related to the annual audit of the Fund; fees paid to the Fund's administrator; custody and escrow expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the fee payable to the Adviser; fees and travel expenses of Managers; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; and any extraordinary expenses.

          6. The compensation provided to the Adviser pursuant to paragraph 3(a) hereof shall be full compensation for the services provided to the Fund and the expenses assumed by the Adviser under this Agreement.

          7. The Adviser will use its best efforts in the supervision and management of the investment activities of the Fund and in providing services hereunder, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives (collectively, the "Affiliates") shall not be liable to the Fund for any error of judgment, for any mistake of law, for any act or omission by the Adviser or any of the Affiliates or for any loss suffered by the Fund.

          8. (a) The Fund shall indemnify the Adviser and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified
Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties with respect to the Fund, except those resulting from the willful malfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties, and in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct"). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Person was not

                                 Exhibit 1 - 5
liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the members of the Board (the "Managers") who are not parties to the proceeding or
(B) legal counsel selected by a vote of a majority of the Board in a written advice, that the Indemnified Person is entitled to indemnification hereunder. The Fund shall advance to an Indemnified Person (to the extent that it has available assets and need not borrow to do so) reasonable attorneys' fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will agree as a condition to any such advance, that in the event the Indemnified Person receives any such advance, the Indemnified Person shall reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the Indemnified Person was not entitled to indemnification under this paragraph 9.

              (b) Notwithstanding any of the foregoing to the contrary, the provisions of this paragraph 9 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal Securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph 9 to the fullest extent permitted by law.

          9. Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and, except as required by applicable law (including Rule 17j-1 under the 1940 Act), shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any member, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

          10. This Agreement shall become effective as of the date first noted above, shall remain in effect for an initial term expiring two years thereafter, and shall continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act and the rules thereunder, or by the Board; and provided that in either event such continuance is also approved by a majority of the Managers who are not parties to this Agreement or "interested persons" (as defined by the 1940 Act and the rules thereunder) of any such party (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval. The Fund may at any time, without payment of any penalty, terminate this Agreement upon sixty days' prior written notice to the Adviser, either by majority vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act and the rules thereunder). The Adviser may at any time, without payment of penalty, terminate this Agreement upon sixty days' prior written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment (to the extent required by

                                 Exhibit 1 - 6
the 1940 Act and the rules thereunder) unless such automatic termination shall be prevented by an exemptive order or rule of the Securities and Exchange Commission.

          11. Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

          12. This Agreement may be amended only by the written agreement of the parties. Any amendment shall be required to be approved by the Board and by a majority of the Independent Managers in accordance with the provisions of
Section 15(c) of the 1940 Act and the rules thereunder. If required by the 1940 Act, any amendment shall also be required to be approved by such vote of members of the Fund as is required by the 1940 Act and the rules thereunder.

          13. This Agreement shall be construed in accordance with the laws of the State of North Carolina and the applicable provisions of the 1940 Act. To the extent the applicable law of the State of North Carolina, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

          14. The Fund represents that this Agreement has been duly approved by the Board, including a majority of the Independent Managers, and by the sole initial member of the Fund, in accordance with the requirements of the 1940 Act and the rules thereunder.

          15. The parties to this Agreement agree that the obligations of the Fund under this Agreement shall not be binding upon any of the Managers, members of the Fund or any officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.

          16. This Agreement embodies the entire understanding of the parties.

         {THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK}


                                 Exhibit 1 - 7

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.


                                     EXCELSIOR DIRECTIONAL HEDGE FUND OF
                                     FUNDS, LLC



                                     By:
                                         -------------------------------------
Attest:                                  Name:
                                         Title:
-------------------------------------


                                     U.S. TRUST HEDGE FUND MANAGEMENT, INC.



                                     By: -------------------------------------
                                         Name:
                                         Title:



                                 Exhibit 1 - 8

                                    EXHIBIT 2

                             AUDIT COMMITTEE CHARTER

                 EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS, LLC

                   June 3, 2003, as amended September 8, 2005

          This charter sets forth the purpose, authority and responsibilities of the Audit Committee of the Board of Managers (the "Board") of Excelsior Directional Hedge Fund of Funds, LLC (the "Company"), a Delaware limited liability company.

PURPOSES

          The Audit Committee of the Board (the "Committee") has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Company's accounting and financial reporting processes, policies and practices;
(b) the integrity of the Company's financial statements and the independent audit thereof; (c) the adequacy of the Company's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Company's compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Company's independent auditors; and (f) the Company's internal audit function.

AUTHORITY

          The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Company. The Committee has the authority and responsibility to retain and terminate the Company's independent auditors. In connection therewith, the Committee must evaluate the independence of the Company's independent auditors and receive the auditors' specific representations as to their independence.

COMPOSITION AND TERM OF COMMITTEE MEMBERS

          The Committee shall be comprised of the Managers who are "Independent Managers," which term shall mean each Manager (i) who is not an "interested person," as defined in the Investment Company Act of 1940, as amended, of the Company; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Company (other than fees for serving as a Manager or member of a Company's Audit Committee). The members of the Committee shall designate one member to serve as Chairman of the Committee, with Mr. Gene M. Bernstein serving as the initial Chairman of the Committee.

          Each member of the Committee shall serve until a successor is appointed.

          The Board shall determine whether the Committee has at least one member who is an "audit committee financial expert," ("ACFE") as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the

                                 Exhibit 2 - 1
responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

MEETINGS

          The Committee shall meet on a regular basis and no less frequently than semi-annually. Periodically, the Committee shall meet to discuss with management the annual audited financial statements and semi-annual financial statements. Periodically, the Committee should meet separately with management, the Company's administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Company's investment adviser or the Company's legal counsel (or counsel to the Independent Managers of the Board) or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

          Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

          Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, two members of the Committee shall constitute a quorum for the purpose of taking any action.

DUTIES AND POWERS AND OF THE COMMITTEE

          The duties and powers of the Committee include, but are not limited to, the following:

          o bear direct responsibility for the appointment, compensation, retention and oversight of the work of the Company's independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and the independent auditors must report directly to the Committee;

          o set the compensation of the independent auditors, such amount to be paid by the Company;

          o evaluate the independence of the Company's independent auditors and receive the auditors' specific representations as to their independence;

          o to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Company's independent auditors provide to the Company, and (ii) all non-audit services that the Company's independent auditors provide to the Company's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company;

          o meet with the Company's independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits;

                                 Exhibit 2 - 2

               (ii) discuss any matters of concern relating to the Company's financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit; (iii) consider the auditor's comments with respect to the Company's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) review the form of opinion the auditors propose to render to the Managers and the members of the Company;

          o    review  reports  prepared by the Company's  independent  auditors detailing the fees paid to the Company's independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission "SEC"); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm's tax division, except those services related to the audit, including tax compliance, tax planning and tax advice); and (iv) other services (includes financial information systems implementation and design);

          o ensure that the Company's independent auditors prepare and deliver annually to the Committee a written statement (the "Auditors' Statement") describing: (i) the auditors' internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried our by the auditors, and any steps taken to deal with any such issues; and
               (iii) all relationships between the independent auditors and the Company, including each non-audit service provided to the Company and the matters set forth in Independence Standards Board No. 1;

          o receive and review a written report (or update, with respect to a semi-annual filing), as of a date 90 days or less prior to the filing of the Company's annual (or semi-annual) report with the SEC, to the Committee from the Company's independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Company's management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; (iii) material written communications between the auditor and management of the Company; and (iv) all non-audit services provided to any entity in the Company's investment company complex that were not pre-approved by the Committee;

          o oversee the Company's internal controls and annual and semi-annual financial reporting process, including results of the annual audit. Oversee internal accounting controls relating to the activities of the Company's custodian, investment adviser and administrator through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

                                 Exhibit 2 - 3

          o meet with the Fund's internal auditors (or other personnel responsible for the internal audit function) following an internal audit of the Company to discuss significant risks and exposures, if any, to the Fund's risk management processes and system of internal controls, and the steps taken to monitor and minimize such risks;

          o review of any issues brought to the Committee's attention by independent auditors or the Company's management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls;

          o    review  and  evaluate   the   qualifications,   performance   and
               independence of the lead partner of the Company's independent auditors;

          o require the Company's independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Company to provide any services other than audit, review or attest services;

          o    resolve any  disagreements  between the Company's  management and
               independent   auditors   concerning   the   Company's   financial
               reporting;

          o to the extent there are Managers who are not members of the Committee, report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

          o review the Committee's charter at least annually and recommend any material changes to the Board; and

          o review such other matters as may be appropriately delegated to the Committee by the Board.

                                 Exhibit 2 - 4

                                    EXHIBIT 3

                 PLAN AND AGREEMENT OF REORGANIZATION AND MERGER

          This Plan and Agreement of Reorganization and Merger (the "Plan" or "Agreement") is made and entered into effective as of this [__] day of [___________] 2007, by and among Excelsior Directional Hedge Fund of Funds, LLC, a Delaware limited liability company ("Directional Fund"), [Excelsior Directional Hedge Fund of Funds (TI), LLC], a Delaware limited liability company [("Directional Feeder Fund")] and [Excelsior Directional Hedge Fund of Funds NewSub, LLC], a Delaware limited liability company [("Directional NewSub Fund")](collectively, the "Funds").

          WHEREAS, each of the Funds has its registered office in Delaware at [615 South DuPont Highway, Dover, Delaware 19901] and has [National Corporate Research, Ltd.] as its registered agent for service of process in Delaware; and

          WHEREAS, Directional Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company; and

          WHEREAS, as of the effective date of this Agreement, Directional Feeder Fund is the sole member of Directional NewSub Fund and the sole owner of an interest therein; and

          WHEREAS, Directional Fund and Directional Feeder Fund have the same investment objective and have the substantially the same investment policies and investment restrictions; and

          WHEREAS, the Board of Managers of Directional Fund (the "Directional Fund Board") has determined that it would be in the best interests of Directional Fund and its members to effect a reorganization in which members would invest in a new investment fund that would pursue its investment objective by investing in Directional Fund; and

          WHEREAS, the Board of Managers of Directional Feeder Fund (the "Feeder Fund Board") has determined that it would be in the best interests of Directional Feeder Fund and its members to pursue the investment objective of Directional Feeder Fund by investing in another investment company having the same investment objective and substantially the same investment policies and investment restrictions as Directional Feeder Fund; and

          WHEREAS, the Directional Fund Board and the Feeder Fund Board have made the findings required by Rule 17a-8 under the 1940 Act that the participation by Directional Fund and Directional Feeder Fund, respectively, in the transactions described in this Plan, is advisable and in the best interests of its members, and that the interests of their respective existing members will not be diluted as a result of such transactions; and

          WHEREAS, the Directional Fund Board and the Feeder Fund Board have each approved this Agreement; and

          WHEREAS, Section 18-209(b) of the Delaware Limited Liability Company Act (the "DLLCA") permits the merger of a Delaware limited liability company with and into another Delaware limited liability company; and

          WHEREAS, the Directional Fund Board and the Feeder Fund Board have each determined that it would be desirable for Directional NewSub Fund to be merged with and into Directional Fund, and in connection therewith, for members of Directional Fund ("Members") holding limited liability company interests ("Interests") in Directional Fund to receive Interests in Directional Feeder Fund in exchange for their Interests in Directional Fund, upon the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements of the parties hereto, being thereunto duly entered into by and among the Directional Fund, Directional Feeder Fund and Directional NewSub Fund and approved by resolutions adopted by the Directional Fund Board and the Feeder Fund Board, this Agreement and the terms and conditions hereof and the mode of carrying the same into effect, are hereby determined and agreed upon as follows:

          1. Pursuant to section 18-209(b) of the DLLCA, Directional Fund and Directional NewSub Fund shall be merged with and into a single limited liability company, to wit Directional Fund, which shall be the surviving company of the merger, and which is sometimes hereinafter referred to as the "Surviving Fund," and which shall continue to exist as the surviving company under its present name pursuant to the provisions of the DLLCA. The merger shall become effective at the time and on the date of the filing by the Surviving Fund of a Certificate of Merger with the Secretary of State of the State of Delaware (the "Secretary of State) under the applicable requirements of Delaware law, or such later time and date as may be set forth in the Certificate of Merger (the "Effective Time"). The separate existence of Directional NewSub Fund shall cease at the Effective Time in accordance with the provisions of the DLLCA. Upon the effectiveness of the merger, all of the assets, rights, privileges and powers of Directional Fund and of Directional NewSub Fund, and all property of Directional Fund and of Directional NewSub Fund, and all debts due to Directional Fund and to Directional NewSub Fund, as well as all other things and causes of action belonging to each of Directional Fund and Directional NewSub Fund, shall be vested in the Surviving Fund.

          2. Prior to the Effective Time, Directional Fund shall have received an opinion from counsel to Directional Fund that consummation of the transactions contemplated by this Agreement should not be a taxable event to Directional Fund, Directional Feeder Fund or the Members.

          3. Prior to the Effective Time, each of Directional Fund, Directional Feeder Fund and Directional NewSub Fund will be registered under the 1940 Act, as a non-diversified, closed-end, management investment company.

          4. At the Effective Time, and as an inducement to Directional Fund's willingness to enter into this Agreement, Directional Feeder Fund shall issue Interests in Directional Feeder Fund ("Feeder Fund Interests") to Members holding Interests in Directional Fund at the Effective Time in exchange for and in cancellation of the Interests of such

                                 Exhibit 3 - 2

Members in Directional Fund. The Feeder Fund Interests issued to each Member shall have a value equal to the value of such Member's Interest in Directional Fund determined as of the last determination of the values of capital accounts of Members in Directional Fund as of or prior to the Effective Time.

          5. Annexed hereto and made a part hereof is a copy of the Limited Liability Company Agreement ("LLC Agreement") of the Surviving Fund as the same shall be in force and effect at the Effective Time, and said LLC Agreement shall continue to be the LLC Agreement of the Surviving Fund until amended and changed pursuant to the provisions of such LLC Agreement and the provisions of the DLLCA.

          6. The name of the Surviving Fund shall be "Excelsior Directional Hedge Fund of Funds Master Fund, LLC".

          7. As the Surviving Fund, Directional Fund shall retain written records that describe the merger as required by paragraph (a)(5) of Rule 17a-8 under the 1940 Act, and the determinations of the Directional Fund Board and the Feeder Fund Board and the bases thereof, including the factors considered by the Directional Fund Board and the Feeder Fund Board, shall be recorded fully in the minute books of the Surviving Fund and Directional Feeder Fund, respectively.

          8. The members of the Board of Managers and officers of Directional Fund at the Effective Time shall be the members of the Board of Managers and officers of the Surviving Fund, all of whom shall hold their respective positions until the due election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the LLC Agreement of the Surviving Fund.

          9. As soon as  practicable  after the Effective  Time,  the Surviving
Fund shall on behalf of Directional NewSub Fund file an application with the Securities and Exchange Commission pursuant to Section 8(f) of the 1940 Act for an order declaring that Directional NewSub Fund has ceased to be an investment company.

          10. Consummation of the merger and other transactions contemplated by this Agreement is subject to the condition that this agreement shall have been approved by Members and by Directional Feeder Fund, as the sole holder of an Interest in Directional NewSub Fund.

          11. In the event that this Agreement shall have been duly approved and adopted as set forth in Section 10 above, the parties hereto agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware and that they will cause to be performed all necessary acts within the State of Delaware and elsewhere to effectuate the merger and reorganization herein provided for.

                                 Exhibit 3 - 3

          12. The Directional Fund Board and the Feeder Fund Board and the proper officers of Directional Fund and Directional Feeder Fund are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the merger and reorganization herein provided for.

          13. Notwithstanding the full approval and adoption of this Agreement, this Agreement and the transactions contemplated hereby may be terminated at any time prior to the filing of the Certificate of Merger with the Secretary of State by the Directional Fund Board or by the Feeder Fund Board in the event that such Board of Managers determines that the merger and reorganization herein provided for is no longer in the best interests of Directional Fund or Directional Feeder Fund, respectively.


         {THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK}


                                 Exhibit 3 - 4

          IN WITNESS WHEREOF, the parties hereto have caused this Plan and Agreement of Reorganization and Merger to be duly executed and delivered as of the date first above written.

                       Excelsior Directional Hedge Fund of Funds, LLC


                        By:
                            -------------------------------------
                        Name
                        Title



                        [Excelsior Directional Hedge Fund of Funds (TI), LLC]


                        By:
                            -------------------------------------
                        Name
                        Title


                    [Excelsior Directional Hedge Fund of Funds NewSub, LLC]


                        By:
                            -------------------------------------
                        Name
                        Title


                                 Exhibit 3 - 5

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735



TO VOTE BY INTERNET                           TO VOTE BY TELEPHONE                         TO VOTE BY MAIL
O Read the Proxy Statement and have           O Read the Proxy Statement and have          O Read the Proxy Statement
  this card at hand                             this card at hand                          O Check the appropriate boxes on this
O Log on to WWW.PROXYWEB.COM                  O Call toll-free at 1-888-221-0697             proxy card
O Follow the on-screen instructions           O Follow the recorded instructions           O Sign, date and return this proxy card
O Do NOT mail this proxy card                 O Do NOT mail this proxy card                O Mail your completed proxy card in the
                                                                                             enclosed envelope

                 PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
       DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY INTERNET OR TELEPHONE.





                 EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS, LLC


                        PROXY SOLICITED ON BEHALF OF THE
                            BOARD OF MANAGERS FOR THE
             SPECIAL MEETING OF MEMBERS TO BE HELD ON MARCH 29, 2007


The undersigned hereby appoints Ralph A. Pastore and Robert F. Aufenanger, jointly and severally, as proxies ("Proxies"), with full power to appoint one or more substitutes, and hereby authorizes them to represent and to vote, as designated below, the interest in Excelsior Directional Hedge Fund of Funds, LLC (the "Fund") held of record by the undersigned on January 12, 2007 at the Special Meeting (the "Meeting") of Members of the Fund to be held at the offices of United States Trust Company, National Association, 225 High Ridge Road, Stamford, Connecticut 06905 on March 29, 2007 at 11:00 a.m. (Eastern Standard time) and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interest in the Fund covered hereby. I acknowledge receipt of the Notice of Special Meeting of Members and the Proxy Statement dated February 23, 2007.

ONLY PROPERLY-EXECUTED PROXIES RECEIVED BEFORE THE MEETING WILL BE VOTED AT THE MEETING OR ANY ADJOURNMENT THEREOF.


                                                         Date
                                                              ------------------


               Signature(s) (Title(s), if applicable)          (SIGN IN THE BOX)
               -----------------------------------------------------------------
               |                                                               |
               |                                                               |
               |                                                               |
               -----------------------------------------------------------------
              PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS ON THIS PROXY CARD. INDIVIDUALS, JOINT TENANTS AND IRA INVESTORS, PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY CARD. WITH RESPECT TO ENTITY
              INVESTORS, EACH PERSON REQUIRED TO SIGN UNDER THE INVESTOR'S GOVERNING DOCUMENTS MUST SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE THEIR FULL TITLE. IF MORE THAN ONE AUTHORIZED SIGNATORY IS REQUIRED, EACH SIGNATORY SHOULD SIGN. IF INTERESTS IN THE FUND ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

                                                                      rv-edh-f R

If this proxy is properly executed and received by the Fund prior to the Meeting, the interests in the Fund represented hereby will be voted in the manner directed on this proxy card. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND PROPOSAL 3 AND "FOR ALL" NOMINEES FOR ELECTION AS MANAGERS.

                            PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X
                            PLEASE DO NOT USE FINE POINT PENS.



The Board of Managers recommends a vote "FOR" Proposal 1 and Proposal 3 and "FOR ALL" of the nominees.

                                                                                FOR     AGAINST    ABSTAIN
1. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT                                 !         !          !

                                                                                FOR     WITHHOLD   FOR ALL
                                                                                ALL     AUTHORITY  EXCEPT*
2. ELECTION OF MANAGERS

   NOMINEES: (01) David R. Bailin       (03) Victor F. Imbimbo, Jr.
             (02) Gene M. Bernstein     (04) Stephen V. Murphy
                                                                                 !         !          !

* To  withhold  authority  to vote  for any  individual,  mark  the box "FOR
ALL EXCEPT" and write the Nominee's number on the line below.

--------------------------------------------------------------------------------

                                                                                FOR     AGAINST    ABSTAIN
3. APPROVAL OF REORGANIZATION OF THE FUND                                        !         !          !

4. IN THEIR  DISCRETION  ON SUCH OTHER  BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.


        PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE.